                                                                EXHIBIT NO. 3.14

     RESTATEMENT OF ARTICLES OF INCORPORATION       ----------------------------
     State Form 42152 (R / 3-88)                        Secretary of State
     Provided by Evan Bayh, Secretary of State             State House
     of Indiana                                        Corporations Division
Present Original and One Copy.  Use 8 1/2" x 11"             Room 155
     paper for inserts.                                Indianapolis, IN 46204
FILING FEE: $30.00                                         (317) 232-6576
Indiana Code 23-1-38-7                              ----------------------------

--------------------------------------------------------------------------------
                                 RESTATEMENT OF
                            ARTICLES OF INCORPORATION
                                       OF
                           YELLOW FREIGHT SYSTEM, INC.
--------------------------------------------------------------------------------
                              (Name of Corporation)

     The above corporation (hereinafter referred to as the "Corporation") existing pursuant to the Indiana Business Corporation Law, desiring to give notice of corporate action effectuating the restatement of its Articles of Incorporation, sets forth the following:

--------------------------------------------------------------------------------
                             ARTICLE I - RESTATEMENT
--------------------------------------------------------------------------------
SECTION I: The date of incorporation of the Corporation
               December 22, 1950
--------------------------------------------------------------------------------

SECTION II: The name of the Corporation following this restatement:
               YELLOW FREIGHT SYSTEM, INC.
--------------------------------------------------------------------------------

SECTION III: The exact text of the Restatement Articles of Incorporation is attached as "Exhibit A".

--------------------------------------------------------------------------------
     ARTICLE II - MANNER OF ADOPTION AND VOTE (Strike inapplicable section)
--------------------------------------------------------------------------------

SECTION I: xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
           xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
--------------------------------------------------------------------------------
SECTION II: The restatement contains an amendment requiring shareholder approval and the vote is set forth below:

     VOTE OF SHAREHOLDERS
     The designation (i.e. common, preferred and any classification where different classes of stock exists), number of outstanding shares, number of votes entitled to vote separately on the amendment and the number of votes of each voting group represented at the meeting is set forth as follows:

--------------------------------------------------------------------------------
                                                        TOTAL    A     B     C
--------------------------------------------------------------------------------

DESIGNATION OF EACH VOTING GROUP                       Common
--------------------------------------------------------------------------------

NUMBER OF OUTSTANDING SHARES                             100
--------------------------------------------------------------------------------

NUMBER OF VOTES ENTITLED TO BE CAST                      100
--------------------------------------------------------------------------------

NUMBER OF VOTES REPRESENTED AT THE MEETING               100
--------------------------------------------------------------------------------

SHARES VOTED IN FAVOR                                    100
--------------------------------------------------------------------------------

SHARES VOTED AGAINST                                       0
--------------------------------------------------------------------------------

     In Witness Whereof, the undersigned being the Secretary of said Corporation
                                                    (title)
     executes this Restatement of Articles of Incorporation and verifies, subject to penalties of perjury, that the statements contained herein are true, this 28th day of December, 1992.

--------------------------------------------------------------------------------
Signature                                       Printed Name


     /s/ DANIEL L. HORNBECK                          Daniel L. Hornbeck
     ------------------------

--------------------------------------------------------------------------------

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                           YELLOW FREIGHT SYSTEM, INC.

                                    ARTICLE I
                                      NAME

     The name of the Corporation is Yellow Freight System, Inc.

                                   ARTICLE II
                                     PURPOSE

     The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Indiana Business Corporation Law.

                                   ARTICLE III
                                TERM OF EXISTENCE

     The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV
                           REGISTERED OFFICE AND AGENT

     The street address of the Corporation's registered office in Indiana and the name of its registered agent at that office is The Prentice Hall Corporation System, Inc., Circle Tower, Indianapolis, Indiana 46204.

                                    ARTICLE V
                                     SHARES

     Section A. Number of Authorized Shares. The Corporation is authorized to issue 1,000 Common Shares.

     Section B. Rights. The class of Common Shares is hereby authorized unlimited voting rights and is entitled to receive the net assets of the Corporation upon dissolution.

                                   ARTICLE VI
                                    DIRECTORS

     Section A. Names and Addresses. The names and post office addresses of the members of the Board of Directors are as follows:

Name                   Post Office Address
----                   -------------------
George E. Powell III   10990 Roe Avenue, Overland Park, KS  66207
M. Reid Armstrong      10990 Roe Avenue, Overland Park, KS  66207
Robert L. Bostick      10990 Roe Avenue, Overland Park, KS  66207
Robert W. Burdick      10990 Roe Avenue, Overland Park, KS  66207
Philip D. Parkey       10990 Roe Avenue, Overland Park, KS  66207
Gail A. Parris         10990 Roe Avenue, Overland Park, KS  66207
Donald T. Roberson     10990 Roe Avenue, Overland Park, KS  66207

     Section B. Removal. Any director may be removed, either with or without cause, at any meeting of the shareholders by the affirmative vote of a majority in number of shares of the shareholders of record present, in person or by proxy, and entitled to vote for the election of directors, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting.

                               ARTICLES OF MERGER

                                       OF

                              OVERLAND ENERGY, INC.
                              (a Texas corporation)

                                      INTO

                           YELLOW FREIGHT SYSTEM, INC.
                            (an Indiana corporation)

     In compliance with the requirements of the Indiana Business Corporation Law (hereinafter, the "Law") and of the Texas Business Corporation Act (hereinafter, the "Act"), the undersigned corporations, desiring to effect a merger, hereby certify that:

                                    ARTICLE I
                              SURVIVING CORPORATION

     A. The name of the corporation surviving the merger is Yellow Freight System, Inc., which is the parent corporation of the merging corporation, and such name has not been changed as a result of the merger.

     B. The surviving corporation is a domestic (Indiana) corporation existing pursuant to the provisions of Law.

                                   ARTICLE II
                               MERGING CORPORATION

     The name of the corporation merging into the surviving corporation is Overland Energy, Inc., which is a wholly owned subsidiary of the surviving corporation. The merging corporation is a Texas Corporation existing pursuant to the provisions of the Act.

                                  ARTICLE III
                              AGREEMENT OF MERGER

     The Agreement and Plan of Merger, containing such information as required by I.C.23-1-40-1 and Section 5.16 of the Act is set forth in "Exhibit A," attached hereto and made a part hereof.

                                   ARTICLE IV
                           MANNER OF ADOPTION AND VOTE

     The manner of adoption and vote by which the Agreement and Plan of Merger was approved by the Indiana corporation party to the merger is as follows:

     Action by Indiana Surviving Corporation, Yellow Freight System, Inc.

     1. Action by Directors. The Board of Directors of the above-named Indiana domestic corporation, by resolution duly adopted effective June 30, 1994, by unanimous written consent pursuant to the provisions of I.C. 23-1-34-2 (copy attached as "Exhibit B"), approved the Agreement and Plan of Merger.

     2. Action by Shareholders. Pursuant to I.C. 23-1-40-3(g), action by the shareholders of the surviving corporation is not required.

     3. Compliance with Legal Requirements. The manner of the adoption of the Agreement and Plan of Merger, and the vote by which it was adopted, constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the bylaws of the above-named Indiana domestic corporation.

     4. The address of the registered agent of the surviving corporation in Indiana is:

                   The Prentice-Hall Corporation System, Inc.
                                  Circle Tower
                           Indianapolis, Indiana 46204

                                    ARTICLE V
            REPRESENTATIONS BY TEXAS CORPORATION PARTY TO THE MERGER

     A. The Agreement and Plan of Merger was not required to be adopted or approved by the merging Texas corporation, Overland Energy, Inc., pursuant to the laws of the State of Texas, its state of domicile.

     B. Action by Shareholders. By written consent, executed on June 20, 1994, signed by the holder of the 50,000 outstanding shares of the common stock of the Merging Corporation, Overland Energy, Inc., being all of the shares outstanding and all of the shares entitled to vote in respect of the Agreement and Plan of Merger, the sole shareholder, Yellow Freight System, Inc., authorized and approved adoption of the Agreement and Plan of Merger.

                                   ARTICLE VI
                                 EFFECTIVE DATE

     The merger shall become effective at 12:01 a.m. on the later of (a) June 30, 1994, or (b) the day on which the later of the filings of the Articles of Merger with the Secretary of State of Texas and with the Secretary of State of Indiana is made.

     IN WITNESS WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer, duly attested by another such officer, acting for and on behalf of such corporation; and each of such corporations certifies to the trust of the facts and acts relating to it and the action taken by its Board of Directors and shareholders.

     Dated this 20th day of June, 1994.

ATTEST:                                   YELLOW FREIGHT SYSTEM, INC.
                                          (Surviving Corporation)


/s/ RONALD E. SANDHAUS                    /s/ DANIEL L. HORNBECK
----------------------------              --------------------------------------
Name: Ronald E. Sandhaus                  Name: Daniel L. Hornbeck
Title: Assistant Secretary                Title: Secretary

State of Kansas     )
                    ) ss.
County of Johnson   )

     I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the above-captioned state, hereby certify that the above-signed officers of the above-named corporation personally appeared before me; acknowledged their execution of the foregoing Articles of Merger; and swore or attested to the facts therein stated.

     WITNESS my hand and Notarial Seal this 20th day of June, 1994.


                                          /s/ WILLA G. CLINE
                                          --------------------------------------
                                          Name: Willa G. Cline

My commission expires: 3/24/95

ATTEST:                                   OVERLAND ENERGY, INC.
                                          (Merging Corporation)


/s/ DANIEL L. HORNBECK                    /s/ GAIL A. PARRIS
---------------------------------------   --------------------------------------
Name: Daniel L. Hornbeck                  Name: Gail A. Parris
Title: Secretary                          Title: Sr. Vice President

State of Kansas     )
                    ) ss.
County of Johnson   )

     I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the above-captioned state, hereby certify that the above-signed officers of the above-named corporation personally appeared before me; acknowledged their execution of the foregoing Articles of Merger; and swore or attested to the facts therein stated.

     WITNESS my hand and Notarial Seal this 20th day of June, 1994.


                                          /s/ WILLA G. CLINE
                                          --------------------------------------
                                          Name: Willa G. Cline

My commission expires: 3/24/95

This instrument was prepared by Daniel L. Hornbeck, Attorney, 10990 Roe Avenue, Overland Park, Kansas 66207.

                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger dated June 20, 1994 by and between Overland Energy, Inc. and Yellow Freight System, Inc.,

                              W I T N E S S E T H :

     In consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of said merger, the mode of carrying the same into effect, the manner and basis of converting the shares of the Merging Corporation into shares of the Surviving Corporation and such other details and provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree as follows:

     1. The name of the corporation proposing to merge is:

     Overland Energy, Inc., a Texas corporation (hereinafter, "Merging Corporation"), which is a wholly owned subsidiary of Yellow Freight System, Inc.

     2. The name of the corporation into which the Merging Corporation proposes to merge is:

     Yellow Freight System, Inc., an Indiana corporation (hereinafter, "Surviving Corporation"), which is the parent corporation and sole shareholder of the Merging Corporation.

     3. The terms and conditions of the proposed merger and the mode of carrying the same into effect are:

     At the Effective Date, as hereinafter defined, Overland Energy, Inc., the Merging Corporation, shall be merged into Yellow Freight System, Inc., the Surviving Corporation, and the terms, provisions and conditions of such merger and the mode of carrying the same into effect are:

     FIRST: The Merger. The Surviving Corporation, an Indiana corporation, merges into itself the Merging Corporation, a Texas corporation, and the Merging Corporation shall be and is hereby merged into the Surviving Corporation, pursuant to and in accordance with all applicable provisions of the Indiana Business Corporation Law, as amended, and of the Texas Business Corporation Act, as amended.

     SECOND: Results of Merger: In accordance with the laws aforesaid the merging corporations shall be a single corporation which shall be the Surviving Corporation and the separate existence of the Merging Corporation shall cease (except insofar as it may be continued by statute). The Surviving Corporation has all the rights, privileges, immunities and powers and is subject to all the duties and liabilities of a corporation organized under the aforesaid Indiana law; and such Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, as well of a public as of a private nature, of each of the constituent corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares (if any) and all other chooses in action, and all and every other interest, of or belonging to or due to each of the corporations so merged shall be taken and deemed to be those of and vested in such single corporation without further act or deed, and the title to any real estate or any interest therein, vested in either of such corporations shall not revert be in any way impaired by reason of such merger.

     THIRD: Liabilities: The Surviving Corporation shall thereforth upon the merger be responsible and liable for all of the liabilities and obligations of each of the corporations so merged, and any claim existing or action or proceeding pending by or against either of such corporations may be prosecuted to judgment as if such merger or consolidation had not taken place, or such Surviving Corporation may be substituted in its place; neither the rights of creditors nor any liens upon the property of either corporation shall be impaired by such merger.

     FOURTH: Effective Date of Merger: The merger shall become effective at 12:01 a.m. on the later of (a) June 30, 1994, or (b) the day on which the later of the filings of the Articles of Merger with the Secretary of State of Texas and the Secretary of State of Indiana is made.

     4. The manner and basis of converting the shares of the Merging Corporation into shares, obligations or other securities of the Surviving Corporation are as follows:

     (a) Each share of capital stock, $1.00 par value, of the Surviving Corporation, outstanding on the effective date of the merger, being a total of 100 shares, shall remain outstanding as the capital stock of the Surviving Corporation.

     (b) On the effective date of the merger, each share of the common stock, $1.00 par value, of the Merging Corporation, outstanding on the effective date of the merger, being a total of 50,000 shares, shall be surrendered to the Surviving Corporation, Yellow Freight System, Inc., and canceled.

     (c) There are no dissenting shareholders of either corporation.

     5. Such other provisions with respect to the proposed merger as are deemed necessary or desirable follow:

     (a) Articles of Incorporation and Bylaws. On the Effective Date of the merger, the Articles of Incorporation and Bylaws of Yellow Freight System, Inc. shall continue as the Articles of Incorporation and Bylaws of the Surviving Corporation.

     (b) Abandonment of Merger. Anything herein or elsewhere to the contrary notwithstanding, this Agreement and Plan of Merger may be terminated and abandoned at any time before it becomes effective by the Board of Directors of the Surviving Corporation, in which event this Resolution and Plan of Merger shall become wholly void and of no effect and there shall be no liability on the part of either of the corporations' parties hereto or of their respective Directors or Stockholders.

     (c) Amendment. This Agreement and Plan of Merger may be amended at any time prior to the Effective date by the Boards of Directors of the constituent corporations.

     (d) Further Instruments. The appropriate officers of each of the Merging Corporations are authorized to execute on behalf of the Merging Corporations any and all documents appropriate to the accomplishment of, or required to be done to accomplish, the Merger under this Agreement and Plan, and to take all steps and do all things for and in behalf of the corporations' parties hereto as are required by or appropriate under the laws of the states of

Indiana and Texas to accomplish such merger; and from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, the Merging Corporation or its officers or directors, as is appropriate and proper, will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments, and will take or cause to be taken such other and further action as the Surviving Corporation may deem necessary or desirable in order to confirm the vesting in and confirm to the Surviving Corporation title and possession of all of its property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Agreement and Plan of Merger.

     (e) Governing Law. This agreement shall be governed by, and constructed in accordance with, the laws of the State of Indiana.

     (f) Consent to Service of Process: Pursuant to Section 5.16B(4) of the Texas Business Corporation Act, the Surviving Corporation hereby agrees that it may be served with process in the State of Texas in any proceeding for enforcement of any obligation of the Merging Corporation, as well as for enforcement of any obligation of the Surviving Corporation arising from the merger or consolidation, including any suit or other proceeding to enforce the right of any stockholder, and irrevocably appoints the Secretary of State of Texas as its agent to accept service of process in any such suit or other proceedings. A copy of such process should be sent by the Secretary of State to Daniel L. Hornbeck, Secretary, Yellow Freight System, Inc., P. O. Box 7270, Overland Park, Kansas 66207.

     (g) The sole shareholder of the subsidiary has waived in writing the requirement that it be mailed a copy of the plan of merger.

                                  CERTIFICATION

     I, Daniel L. Hornbeck, Secretary of Yellow Freight System, Inc., a corporation organized and existing under the laws of the State of Indiana, hereby certify, as such Secretary, and under the seal of the corporation, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Directors of this corporation by unanimous written consent in lieu of meeting pursuant to Section 23-1-34-3 of the Indiana Business Corporation Law, effective June 20, 1994. I hereby further certify that no shareholder vote is required to approve the merger and that the adoption of the Agreement and Plan of Merger and the vote by which it was adopted constitute full legal compliance with the provisions of the Indiana Business Corporation Law and with the Articles of Incorporation and the Bylaws of the constituent corporations.

     Witness my hand and seal of said Yellow Freight System, Inc. on this 20th day of June, 1994.


                                        /s/ DANIEL L. HORNBECK
                                        ----------------------------------------
                                        Daniel L. Hornbeck
                                        Secretary

                                  CERTIFICATION

     I, Daniel L. Hornbeck, Secretary of Overland Energy, Inc., a corporation organized and existing under the laws of the State of Texas, hereby certify, as such Secretary, and under the seal of the corporation, that the foregoing Agreement and Plan of Merger was duly approved by the Board of Directors of this corporation by unanimous written consent in lieu of meeting pursuant to Section 9:10 of the Texas Business Corporation Act, effective June 20, 1994. I hereby further certify that the Agreement and Plan of Merger was duly adopted by the unanimous written consent of the sole shareholder on June 20, 1994 and that the adoption of the Agreement and Plan of Merger and the vote by which it was adopted constitute full legal compliance with the provisions of the Texas Business Corporation Act and with the Articles of Incorporation and the Bylaws of Overland Energy, Inc.

     Witness my hand and seal of said Overland Energy, Inc. on this 20th day of June, 1994.


                                        /s/ DANIEL L. HORNBECK
                                        ----------------------------------------
                                        Daniel L. Hornbeck
                                        Secretary

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

                           YELLOW FREIGHT SYSTEM, INC.

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the Indiana Business Corporation Law, as amended.

NOW, THEREFORE, I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.

The effective date of these Articles of Amendment is June 09, 1998.

                              In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this Ninth day of June, 1998.

                                                                  --------------
                                                                      Deputy

                                                --------------------------------
     ARTICLES OF AMENDMENT OF THE               SUE ANNE GILROY
     ARTICLES OF INCORPORATION                  SECRETARY OF STATE
     State Form 38333 (R8 / 12-96)              CORPORATIONS DIVISION
     Approved by State Board of Accounts 1995   302 W. Washington St., Rm. E018
                                                Indianapolis, IN 46204
                                                Telephone: (317) 232-6576
                                                --------------------------------

INSTRUCTIONS: Use 8 1/2" x 11" white paper      Indiana Code 23-1-38-1 et seq
              for inserts.
              Present original and two copies   Filing Fee: $30.00
              to address in upper right hand
              corner of this
              Please TYPE or PRINT.

--------------------------------------------------------------------------------
                          ARTICLES OF AMENDMENT OF THE
                          ARTICLES OF INCORPORATION OF:
--------------------------------------------------------------------------------
Name of Corporation                     Date of incorporation
     YELLOW FREIGHT SYSTEM, INC.             12/22/50
--------------------------------------------------------------------------------
The undersigned officers of the above referenced Corporation (hereinafter referred to as the "Corporation") existing pursuant to the provisions of (indicate appropriate act)

     [X] Indiana Business Corporation   [ ] Indiana Professional Corporation Act
         Law                                of 1983

     as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

--------------------------------------------------------------------------------
                             ARTICLE I Amendment(s)
--------------------------------------------------------------------------------

The exact text of Article(s) V of the Articles

     (NOTE: If amending the name of corporation, write Article "I" in space
     above and write "The name of the Corporation is                  ," below.)
                                                     -----------------

                                    ARTICLE V
                                     SHARES

     Section A. Number of Authorized Shares. The Corporation is authorized to issue 1,000 Common Shares with a par value of one dollar ($1) per share.

     Section B. Rights. The class of Common Shares is hereby authorized unlimited voting rights and is entitled to receive the net assets of the Corporation upon dissolution.

--------------------------------------------------------------------------------
                                   ARTICLE II
--------------------------------------------------------------------------------
Date of each amendment's adoption:

     June 1, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ARTICLE III Manner of Adoption and Vote
--------------------------------------------------------------------------------
Mark applicable section: NOTE - Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.
--------------------------------------------------------------------------------
[ ]  SECTION 1 This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required.
--------------------------------------------------------------------------------
[X]  SECTION 2 The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment. The amendment was adopted by: (Shareholder approval may be by either A or B.)

               A. Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

               ---------------------------------------------------
                     Shares entitled to vote.
               ---------------------------------------------------
                     Number of shares represented at the meeting.
               ---------------------------------------------------
                     Shares voted in favor.
               ---------------------------------------------------
                     Share voted against.
               ---------------------------------------------------

               B. Unanimous written consent executed on June 1, 1998 and signed by all shareholders entitled to vote.

--------------------------------------------------------------------------------
                  ARTICLE IV Compliance with Legal Requirements
--------------------------------------------------------------------------------

     The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

--------------------------------------------------------------------------------

     I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this 1st day of June, 1998.

--------------------------------------------------------------------------------
Signature of current officer or         Printed name of officer or chairman of
chairman of the board                   the board


     /s/ DANIEL L. HORNBECK                  Daniel L. Hornbeck
     -----------------------

--------------------------------------------------------------------------------
Signature's title

     Secretary

--------------------------------------------------------------------------------

                                State of Indiana
                        Office of the Secretary of State

                            CERTIFICATE OF AMENDMENT

                                       of

                           YELLOW FREIGHT SYSTEM, INC.

I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Amendment of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.

The name following said transaction will be:

                           YELLOW TRANSPORTATION, INC.

NOW, THEREFORE, with this document I certify that said transaction will become effective Friday, January 25, 2002.

                                        In Witness Whereof, I have caused to be
                                        affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, January 25, 2002.


                                        /s/ SUE ANNE GILROY
                                        ----------------------------------------
                                        SUE ANNE GILROY,
                                        SECRETARY OF STATE

                                                --------------------------------
     ARTICLES OF AMENDMENT OF THE               SUE ANNE GILROY
     ARTICLES OF INCORPORATION                  SECRETARY OF STATE
     State Form 38333 (R8 / 12-96)              CORPORATIONS DIVISION
     Approved by State Board of                 302 W. Washington St., Rm. E018
     Accounts 1995                              Indianapolis, IN 46204
                                                Telephone: (317) 232-6576
                                                --------------------------------

INSTRUCTIONS: Use 8 1/2" x 11" white            Indiana Code 23-1-38-1 et seq.
              paper for inserts.
              Present original and two copies
              to address in upper right hand
              corner of this
              Please TYPE or PRINT.             Filing Fee: $30.00

--------------------------------------------------------------------------------
                          ARTICLES OF AMENDMENT OF THE
                          ARTICLES OF INCORPORATION OF:
--------------------------------------------------------------------------------
Name of Corporation                     Date of incorporation
     YELLOW FREIGHT SYSTEM, INC.             12/22/50
--------------------------------------------------------------------------------
The undersigned officers of the above referenced Corporation (hereinafter referred to as the "Corporation") existing pursuant to the provisions of:
(indicate appropriate act)

     [X] Indiana Business Corporation   [ ] Indiana Professional Corporation Act
         Law                                of 1983

     as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

--------------------------------------------------------------------------------
                             ARTICLE I Amendment(s)
--------------------------------------------------------------------------------

The exact text of Article(s) I of the Articles

     (NOTE: If amending the name of corporation, write Article "I" in space
     above and write "The name of the Corporation is                  ," below.)
                                                     -----------------

     "The name of the Corporation is Yellow Transportation, Inc."

--------------------------------------------------------------------------------
                                   ARTICLE II
--------------------------------------------------------------------------------
Date of each amendment's adoption:

     01/23/02

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ARTICLE III Manner of Adoption and Vote
--------------------------------------------------------------------------------
Mark applicable section: NOTE - Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.
--------------------------------------------------------------------------------
[ ]  SECTION 1 This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required.

--------------------------------------------------------------------------------
[X]  SECTION 2 The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment. The amendment was adopted by: (Shareholder approval may be by either A or B.)

               A. Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

               ---------------------------------------------------
                     Shares entitled to vote
               ---------------------------------------------------
                     Number of shares represented at the meeting.
               ---------------------------------------------------
                     Shares voted in favor.
               ---------------------------------------------------
                     Share voted against.
               ---------------------------------------------------

               B. Unanimous written consent executed on January 10, 02 and signed by all shareholders entitled to vote.

--------------------------------------------------------------------------------
                  ARTICLE IV Compliance with Legal Requirements
--------------------------------------------------------------------------------

     The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.

--------------------------------------------------------------------------------

     I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this 23rd day of January, 02.

--------------------------------------------------------------------------------
Signature of current officer or         Printed name of officer or chairman of
chairman of the board                   the board


     /s/ DANIEL L. HORNBECK                  Daniel L. Hornbeck
     -----------------------

--------------------------------------------------------------------------------
Signature's title

     Secretary

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        ARTICLES OF MERGER/SHARE EXCHANGE
                                       OF
                        Yellow Redevelopment Corporation
     ----------------------------------------------------------------------
                 (hereinafter "the nonsurviving corporation(s)")

--------------------------------------------------------------------------------

                                      INTO
                           Yellow Transportation, Inc.
     ----------------------------------------------------------------------
                    (hereinafter "the surviving corporation")

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                         ARTICLE I SURVIVING CORPORATION
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The name of the corporation surviving the merger is: Yellow Transportation, Inc.
and such name [_] has [X] has not (designate which) been changed as a result of the merger:
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a. The surviving corporation is a domestic corporation existing pursuant to the provisions of the Indiana Business Corporation Law Incorporation Law incorporated on 12/22/50 .

b. The surviving corporation is a foreign corporation Incorporated under the laws of the State of ______________ and [_] qualified [_] not qualified (designate which) to do business in Indiana.
If the surviving corporation is qualified to do business in Indiana, state the date of qualification: _______________.
(If Applicable for Certification of Authority is filed concurrently herewith state "upon approval of Application for Certificate of Authority".)
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                     ARTICLE II NONSURVIVING CORPORATION(S)
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The name, state of Incorporation, and date of Incorporation or qualification (if applicable) respectively, of each Indiana domestic corporation and Indiana qualified foreign corporation, other than the survivor, which is party to the merger are as follows:
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Name of Corporation
                        Yellow Redevelopment Corporation
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State of Domicile                       Date of Incorporation or qualification
                                         in Indiana (if applicable)
                   Missouri                           MO 7/22/63
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Name of Corporation

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State of Domicile                       Date of Incorporation or qualification
                                         in Indiana (if applicable)

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Name of Corporation

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State of Domicile                       Date of Incorporation or qualification
                                         in Indiana (if applicable)

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                  ARTICLE III PLAN OF MERGER OR SHARE EXCHANGE
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     The Plan of Merger of Share Exchange, containing such information as required by Indiana Code 23-1-40-1(b), is set forth in "Exhibit A", attached hereto and made a part hereof.
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

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         ARTICLE IV MANNER OF ADOPTION AND VOTE OF SURVIVING CORPORATION
                         (Must complete Section 1 or 2)
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          [_]  Shareholder vote not required.
The merger / share exchange was adopted by the incorporation or board of directors without shareholder action and shareholder action was not required.
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          [X]  Vote of shareholders (Select either A or B)
The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is et forth below:

     A. Unanimous written consent executed on December 19, 2003 and signed by all shareholders entitled to vote.
     B. Vote of shareholders during a meeting called by the Board of Directors.

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                                                                  TOTAL  A  B  C
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DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)
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NUMBER OF OUTSTANDING SHARES
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NUMBER OF VOTES ENTITLED TO BE CAST
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NUMBER OF VOTES REPRESENTED AT MEETING
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SHARES VOTED IN FAVOR
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SHARES VOTED AGAINST
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       ARTICLE V MANNER OF ADOPTION AND VOTE OF NONSURVIVING CORPORATION
                         (Must complete Section 1 or 2)
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          [_]  Shareholder vote not required.
The merger / share exchange was adopted by the incorporation or board of directors without shareholder action and shareholder action was not required.
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          [X]  Vote of shareholders (Select either A or B)
The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger / share exchange and the number of votes of each voting group represented at the meeting is et forth below:

     A. Unanimous written consent executed on December 19, 2003 and signed by all shareholders entitled to vote.
     B. Vote of shareholders during a meeting called by the Board of Directors.

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                                                                  TOTAL  A  B  C
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DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)
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NUMBER OF OUTSTANDING SHARES
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NUMBER OF VOTES ENTITLED TO BE CAST
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NUMBER OF VOTES REPRESENTED AT MEETING
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SHARES VOTED IN FAVOR
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SHARES VOTED AGAINST
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     In Witness Whereof, the undersigned being the         Vice President
                                                  ----------------------------
                                                  Officer or Chairman of Board
     of the surviving corporation executes these Articles of Merger / Share Exchange and verifies, subject to penalties of perjury that the statements contained herein are true, this 19th day of December, 2003

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Signature                               Printed name
            /s/ Jerry C. Bowlin                        Jerry C. Bowlin

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


                                                                       Exhibit A

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

          THIS AGREEMENT AND PLAN OF MERGER, made and entered into as of the 19th day of December, 2003, by and between Yellow Redevelopment Corporation, a Missouri urban redevelopment corporation ("Redevelopment") and Yellow Transportation, Inc., an Indiana corporation ("Transportation"), said corporations being hereinafter sometimes collectively referred to as the "Constituent Corporations";

          WHEREAS, Redevelopment is a wholly-owned subsidiary of Transportation;

          WHEREAS, the respective boards of directors and sole shareholders of each of the Constituent Corporations have approved this Agreement and Plan of Merger to merge Redevelopment into Transportation upon the terms and subject to the conditions hereinafter provided;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the undersigned corporations do hereby agree, and the plan of merger is, as follows:

                                   SECTION I.
                                   ----------
                   MERGER OF REDEVELOPMENT INTO TRANSPORTATION
                   -------------------------------------------

          Upon the Merger Date, as defined in Section V hereof, Redevelopment shall be merged into Transportation in accordance with the applicable provisions of the laws of the States of Indiana and Missouri. Transportation shall be the surviving corporation and shall continue to be governed by the laws of the States of Indiana and Missouri. Transportation as such surviving corporation is hereinafter sometimes referred to as the "Surviving Corporation".

                                   SECTION II.
                                   -----------
                              SURVIVING CORPORATION
                              ---------------------

          (a) Articles of Incorporation. From and after the Merger Date, the Articles of Incorporation of Transportation in effect immediately prior to the Merger Date shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until it shall thereafter be further amended in accordance with law.

          (b) Bylaws. The bylaws of Transportation as in effect immediately prior to the Merger Date shall continue in full force and effect as the bylaws of the Surviving Corporation until they shall thereafter be duly amended.

          (c) Directors and Officers. The directors of Transportation immediately prior to the Merger Date shall be the directors of the Surviving Corporation to serve, subject to the bylaws of the Surviving Corporation, until the next annual meeting of shareholders and until their successors are duly elected and qualified. If at the Merger Date a vacancy shall exist on the board of directors of the Surviving Corporation, such vacancy may be filled in the manner provided in the bylaws of the Surviving Corporation. The officers of Transportation immediately prior to the Merger Date shall be the officers of the Surviving Corporation, and shall hold office, subject to the bylaws of the Surviving Corporation, at the pleasure of the board of directors until the next annual meeting of the board of directors and until their successors are duly elected and qualified.

                                  SECTION III.
                                  ------------
                                EFFECT OF MERGER
                                ----------------

          (a) Upon the Merger Date, the effect of the merger shall be as provided in the applicable provisions of the laws of the States of Indiana and Missouri. Without limiting the generality of the foregoing, and subject thereto, upon the Merger Date the separate existence of Redevelopment shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of each of the Constituent Corporations, of a public as well as of a private nature, and shall be subject to all of the restrictions, disabilities and duties of each of the Constituent Corporations; the rights, privileges, powers and franchises of each of the Constituent Corporations, all property of each of the Constituent Corporations, real, personal and mixed, all debts due to each of the Constituent Corporations on whatever account, and all other things in action of or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; all property, rights, privileges, powers and franchises, and every other interest of the Constituent Corporations, shall be thereafter as effectually the property of the Surviving Corporation they were of the respective Constituent Corporations; the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired; and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any action or proceeding pending by or against Redevelopment at the Merger Date may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in its place.

          (b) If at any time Transportation shall consider or be advised that any further assignments, conveyances or assurances in law or any other things are necessary or desirable to vest or to perfect or to confirm, of record or otherwise, in Transportation, the title to any property or rights of Redevelopment acquired or to be acquired by Transportation as the result of this merger, the appropriate officers and directors of Redevelopment in office immediately prior to the effectiveness of this merger are fully authorized to, and shall, execute and deliver any and all proper deeds, assignments and assurances in law and are fully authorized to, and shall, do all things necessary and proper, in the name of Redevelopment so as to vest, perfect or confirm title to such property or rights in Transportation and otherwise to carry out and consummate the provisions of this Agreement and Plan of Merger.

                                   SECTION IV.
                                   -----------
                               TREATMENT OF SHARES
                               -------------------

          (a) Upon the Merger Date, each share of common stock of Redevelopment issued and outstanding immediately prior to the Merger Date shall automatically be cancelled and extinguished by virtue of the merger and without any action on the part of the holder thereof.

          (b) Upon the Merger Date, each share of common stock of Transportation issued and outstanding immediately prior to the Merger Date shall remain unaffected by virtue of the merger.

                                   SECTION V.
                                   ----------
                  SHAREHOLDER APPROVAL, EFFECTIVENESS OF MERGER
                  ---------------------------------------------

          This Agreement and Plan of Merger shall be submitted to the sole shareholders of the Constituent Corporations as provided by the applicable laws of the States of Indiana and Missouri. If this Agreement and Plan of Merger is duly authorized and adopted by the requisite votes or written consents of such shareholders and is not terminated and abandoned pursuant to the provisions of
Section VI hereof, this Agreement and Plan of Merger shall be executed, filed and recorded in accordance with the laws of the States of Indiana and Missouri as soon as practicable after the approval by such shareholders. The merger shall become effective at, and the term "Merger Date" shall mean for purposes of this Agreement and Plan of Merger, the close of business on the date on which this Agreement and Plan of Merger and accompanying documents are filed in accordance with The Indiana Business Corporation Law.

                                   SECTION VI.
                                   -----------
                                   TERMINATION
                                   -----------

          (a) At any time prior to the filing of this Agreement and Plan of Merger with the Secretary of States of Indiana and Missouri, this Agreement and Plan of Merger may be terminated and abandoned by mutual written consent of the Constituent Corporations authorized by their respective boards of directors.

          (b) If for any reason this Agreement and Plan of Merger ceases to be binding as provided herein, it shall thenceforth be void without any further action by the sole shareholders of either of the Constituent Corporations, and neither of such parties shall have any obligation to the other in damages or, except as provided in Section VIII(c), as to the expenses incurred incident to this Agreement and Plan of Merger or the transactions provided for herein.

                                  SECTION VII.
                                  ------------
                           AGREEMENT BY TRANSPORTATION
                           ---------------------------

          Transportation agrees that it will comply with the provisions of Chapter 351 of the Revised Statutes of Missouri, as amended.

                                  SECTION VIII.
                                  -------------
                                  MISCELLANEOUS
                                  -------------

          (a) Any of the provisions of this Agreement and Plan of Merger may be waived at any time by the party which is, or the sole shareholders of which are, entitled to the benefit thereof upon the authority of the board of directors of such party, provided that as to any authorization given after the vote of the sole shareholder of such party hereon, such waiver shall not, in the judgment of the board of directors of such party, affect materially and adversely the benefits of such party or its sole shareholder intended under this Agreement and Plan of Merger. Any of the provisions of this Agreement and Plan of Merger may be modified at any time prior to or after the vote hereon of sole shareholder of either party, by agreement in writing approved by the board of directors of each party and executed in the same manner (but not necessarily by the same persons) as this Agreement and Plan of Merger, provided that any such modification after the vote of the sole shareholder of a party hereon shall not, in the judgment of the board of directors of such party, affect materially and adversely the benefits of such party or its sole shareholder intended under this Agreement and Plan of Merger.

          (b) Transportation, as the Surviving Corporation, shall pay all expenses of the merger.

          (c) Nothing expressed or implied in this Agreement and Plan of Merger is intended, or shall be construed, to confer upon or give any person or entity, other than the Constituent Corporations and their respective sole shareholders, any rights or remedies under or by reason of this Agreement and Plan of Merger.

          IN WITNESS WHEREOF, the parties have caused these presents to be signed by their respective officers thereunto duly authorized as of the 19th day of December, 2003.


                                        YELLOW REDEVELOPMENT CORPORATION


                                        By  Jerry C. Bowlin
                                          --------------------------------------
                                           Name: Jerry C. Bowlin
                                           Title: President


                                        YELLOW TRANSPORTATION, INC.


                                        By  /s/ Jerry C. Bowlin
                                          --------------------------------------
                                           Name: Jerry C. Bowlin
                                           Title: Vice President